UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2009 (March 3, 2009)
SENSIVIDA MEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

New Jersey	000-07405	22-1937826
(State or other jurisdiction	(Commission	(IRS Employer Identification No.)
of incorporation)	File Number)

77 Ridgeland Road Henrietta, New York		14623
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 413-9080

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01            Completion of Acquisition or Disposition of Assets.

On March 3, 2009, MediScience Technology Corp. completed its acquisition by merger (the “Merger”) of SensiVida Medical Systems, Inc. with the name of the surviving corporation changing its name to SensiVida Medical Technologies, Inc. (the “Company”).

On March 9, 2009, the Company filed a Current Report on Form 8-K (the “Initial 8-K”) to report the completion of the Merger. The Company is filing this amendment to amend the Initial 8-K to include the financial information required by paragraphs (a)(1) and (b)(1) of Item 9.01 of Form 8-K, which financial information was not included in the Initial 8-K in accordance with paragraphs (a)(4) and (b)(2) of Form 8-K.

Item 9.01            Exhibits and Financial Statements.

(a)           Financial statements of businesses acquired.

The audited consolidated financial statements of SensiVida Medical Systems, Inc. for the years ended December 31, 2008 and 2007 are attached as Exhibit 99.1 hereto and are incorporated herein by reference.

(b)           Pro forma financial information.

The pro forma financial statements of the Company for the fiscal period ended November 30, 2008 are attached as Exhibit 99.2 hereto and are incorporated herein by reference.

(d)           Exhibits

99.1	Audited consolidated financial statements of SensiVida Medical Systems, Inc. for the years ended December 31, 2008 and 2007.
99.2	Unaudited pro forma financial information of SensiVida Medical Technologies, Inc. for the fiscal period ended November 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 19, 2009	SensiVida Medical Technologies, Inc.

	By:	/s/ Kamal Sarbadhikari
Kamal Sarbadhikari
Chief Executive Officer

EXHIBIT INDEX

99.1	Audited consolidated financial statements of SensiVida Medical Systems, Inc. for the years ended December 31, 2008 and 2007.
99.2	Unaudited pro forma financial information of SensiVida Medical Technologies, Inc. for the fiscal period ended November 30, 2008.

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